UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 31, 2007

BIG LOTS, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8897	06-1119097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Phillipi Road, Columbus, Ohio 43228
(Address of principal executive office) (Zip Code)

(614) 278-6800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 31, 2007, Big Lots, Inc. (“Company”) issued a press release and conducted a conference call, both of which reported the Company’s unaudited results for the first quarter of fiscal year 2007, updated its current share repurchase program, provided guidance for the second quarter of fiscal year 2007, and revised its previously issued guidance for fiscal year 2007.  Attached as exhibits to this Form 8-K are copies of the Company’s May 31, 2007 press release (Exhibit 99.1) and the transcript of the Company’s May 31, 2007 conference call (Exhibit 99.2), including information concerning forward-looking statements and factors that may affect the Company’s future results.  The information in Exhibits 99.1 and 99.2 is being furnished, not filed, pursuant to Item 2.02 of this Form 8-K.  By furnishing the information in this Form 8-K and the attached exhibits, the Company is making no admission as to the materiality of any information in this Form 8-K or the exhibits.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

Exhibits marked with an asterisk (*) are provided herewith.

Exhibit No.	Description

99.1*	Big Lots, Inc. press release dated May 31, 2007.

99.2*	Transcript of Big Lots, Inc. conference call dated May 31, 2007.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG LOTS, INC.

Dated: June 6, 2007	By:	/s/ Charles W. Haubiel II
Charles W. Haubiel II
Senior Vice President, General Counsel and Corporate Secretary